EXHIBIT 10.5

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into as of September 25, 2013 by and between Aspen Group, Inc., a Delaware corporation (the “Company”) and the person identified on the signature page of this Agreement (the “Investor”).

WHEREAS, the Company issued to the Investor convertible notes and warrants to purchase common stock of the Company under the terms and conditions provided for in a certain Securities Purchase Agreement (the “Purchase Agreement”).

Now, therefore, in consideration of the mutual promises and the covenants as set forth herein, the parties hereto hereby agree as follows:

1.

Definitions.  Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Board” means the Board of Directors of the Company.

“Commission” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“Common Stock” means the Company’s authorized common stock, as constituted on the date of this Agreement, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of such Common Stock upon any re-classification thereof.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Effective Date” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934 (or successor statute).

“Excluded Forms” means registration statements under the Securities Act, on Forms S-4 and S-8, or any successors thereto and any form used in connection with an initial public offering of securities.

“Investor” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Person” includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Common Stock issuable upon exercise of the Warrants (purchased under the Purchase Agreement) and any securities of the Company issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company.

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

“Selling Expenses” means all selling commissions, finder’s fees and stock transfer taxes applicable to the Registrable Securities registered by the Investor and all fees and disbursements of counsel for the Investor.

“Securities Act” means the Securities Act of 1933 (or successor statute).

“Stockholder Questionnaire” has the meaning assigned to it in Section 4(f) of this Agreement.

“Warrants” means the Common Stock purchase warrants delivered to the Investor at the Closing in accordance with the Purchase Agreement, which Warrants shall be exercisable immediately and have a term of exercise equal to five years and an exercise price equal to $0.3325 per share subject to adjustment therein.

2.

Required Registration.  As promptly as possible after the Effective Date, the Company shall file a registration statement on Form S-1 or such other form as may be appropriate with the Commission in order to permit the Investor to publicly sell the Registrable Securities.

3.

Obligations of the Company. If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall:

(a)

use commercially reasonable efforts to prepare and file with the Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become and remain effective as otherwise provided for in this Agreement;

(b)

use commercially reasonable efforts to prepare and file with the Commission such amendments to such registration statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such registration statement effective, subject to the qualifications in Section 4(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Investor  set forth in such registration statement;

(c)

furnish to the Investor such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Investor may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investor;

(d)

use all commercially reasonable efforts to make such filings under the securities or blue sky laws of New York and New Jersey to enable the Investor to consummate the sale in such jurisdiction of the Registrable Securities owned by the Investor;

(e)

notify the Investor at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Investor a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)

otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(g)

to use commercially reasonable efforts to cause Registrable Securities to be quoted on each trading market and/or in each quotation service on which the Common Stock of the Company is then listed or quoted; and

(h)

notify the Investor of any stop order threatened or issued by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

4.

Other Procedures.

(a)

Subject to the remaining provisions of this Section 4(a) and the Company’s general obligation to use commercially reasonable efforts under Section 3, the Company shall be required to maintain the effectiveness of a registration statement until the earlier of (i) the sale of all Registrable Securities and (ii) when all shares of Common Stock are eligible to be sold under Section 4(a)(1) under the Securities Act.  The Company shall have no liability to the Investor for delays in the Investor being able to sell the Registrable Securities (i) as long as the Company uses commercially reasonable efforts to file a registration statement, amendments to a registration statement, post-effective amendments to a registration statement or supplements to a prospectus contained in a registration statement (including any amendment or post effective amendments), (ii) where the required financial statements or auditor’s consents are unavailable or (iii) where the Company would be required to disclose information at a time when it has no duty to disclose such information under the Securities Act, the Exchange Act, or the rules and regulations of the Commission.

(b)

In consideration of the Company’s obligations under this Agreement, the Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) herein, the Investor shall forthwith discontinue his sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3(e) and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Investor’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c)

 The Company’s obligation to file any registration statement or amendment including a post-effective amendment, shall be subject to the Investor furnishing to the Company in writing such information and documents regarding the Investor including the Stockholder Questionnaire and the distribution of the Investor’s Registrable Securities (including the plan of distribution attached as Annex A) as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 3(d) herein.  The Company’s obligations are also subject to the Investor promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation). If the Investor fails to provide all of the information required by this Section 4(c), the Company shall have no obligation to include his Registrable Securities in a registration statement or it may withdraw the Investor’s Registrable Securities from the registration statement without incurring any penalty or otherwise incurring liability to the Investor.

(d)

If any such registration or comparable statement refers to the Investor by name or otherwise as a stockholder of the Company, but such reference to the Investor by name or otherwise is not required by the Securities Act or the rules thereunder, then the Investor shall have the right to require the deletion of the reference to the Investor, as may be applicable.

(e)

In connection with the sale of Registrable Securities, the Investor shall (if required by law) deliver to each purchaser a copy of any necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act.

(f)

The Investor agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (the “Stockholder Questionnaire”) as of the Effective Date and provide any updates thereto within four calendar days after receiving notice in accordance with Section 11 that the Company is preparing an amendment to the registration statement in accordance with Section 3 hereof.

5.

Registration Expenses.  In connection with any registration of Registrable Securities pursuant to Section 2, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

6.

Indemnification.

(a)

In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Investor, from and against any losses, claims, damages or liabilities, joint or several, to which the Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) herein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws.  If the Company fails to defend the Investor as required by Section 6(c) herein, it shall reimburse (after receipt of appropriate documentation) the Investor for any legal or any other out-of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to an Investor in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any  Registrable Securities pursuant to Section 3(d)

hereof in reliance upon and in conformity with written information furnished to the Company by the Investor specifically for use in the preparation thereof or information omitted to be furnished by the Investor or to the extent that such Investor’s proposed method of distribution of Registrable Securities which was reviewed and expressly approved in writing by such Investor expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Investor has approved the Plan of Distribution attached as Annex A hereto for this purpose),  or (ii) any act or failure to act of the Investor.

(b)

In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, each director of the Company, each officer of the Company who signs such registration statement, the Company’s attorneys and auditors and any Person who controls the Company within the meaning of the Securities Act, with respect to (i) any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, to the extent, and only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Investor specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement or (ii) the Investor’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company; provided, however, that in no event shall the liability of any Investor under this Section 6(b) be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)

Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6(a) or (b), such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action.  The indemnifying party shall be relieved of its obligations under this Section 6(c) to the extent that the indemnified party delays in giving notice and the indemnifying party is damaged or prejudiced by the delay.  In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the indemnifying party in connection with the defense thereof, provided, however, that, if counsel for an indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnified and the indemnifying party the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6; provided, however, that in no event shall any indemnification by an Investor under this Section 6 exceed the net proceeds from the sale of Registrable Securities received by the Investor.   No indemnified party

shall make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.  In the event that any indemnifying party enters into any settlement without the written consent of the indemnified party the indemnifying party shall not, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified party from all liability in respect to such claim or litigation.

(d)

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which under any indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and the Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission (or avoid the conduct or take an act) which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro-rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations.  Notwithstanding the foregoing, (i) no such Investor shall be required to contribute any amount in excess of the net proceeds to him of all Registrable Securities sold by him pursuant to such registration statement, and (ii) no Person who is guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

7.

Rule 144.  For two years from the date of this Agreement, the Company covenants that it will file the reports required to be filed under the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c) promulgated under the Securities Act), and it will take such further action as the Investor may reasonably request, or to the extent required from time to time to enable the Investor to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 under the Securities Act, as such may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission.  Upon request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

8.

Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

10.

Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

11.

Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by e-mail delivery followed by overnight next business day delivery, as follows:

To the Company:

Aspen Group Inc.

224 West 30th Street

Suite 604

New York, NY  10001

Attention: Mr. Michael Mathews

Email: michael.mathews@aspen.edu

With a Copy to:

Michael D. Harris, Esq.

Nason, Yeager, Gerson White & Lioce, P.A.

1645 Palm Beach Lakes Boulevard, Suite 1200

West Palm Beach, Florida 33401

Telephone: (561) 686-3307

Email: mharris@nasonyeager.com

To the Investor:

At the address on the signature page

or to such other address as any of them, by notice to the other may designate from time to time.  Time shall be counted from the date of transmission.

12.

Attorneys’ Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

13.

Oral Evidence.  This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

14.

Additional Documents.  The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

15.

Governing Law/Exclusive Jurisdiction.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder shall be governed by the Purchase Agreement.  Each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction as governed by the Purchase Agreement.

16.

Section or Paragraph Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

17.

Force Majeure.  The Company shall be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any Force Majeure event. Force Majeure shall mean strikes, labor disputes, freight embargoes, interruption or failure in the Internet, telephone or other telecommunications service or related equipment, material interruption in the mail service or other means of communication with the United States, if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, acts of God; outbreak or material escalation of hostilities  or civil disturbances,  national emergency or war (whether or not declared), or other calamity or crises including a terrorist act or acts affecting the United States; future laws, rules, regulations or acts of any government (including any orders, rules or regulations issued by any official or agency of such government), or any cause beyond the reasonable control of such party.

[Remainder of this page intentionally left blank. Signature page immediately follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the Effective Date.

THE COMPANY:

By:_________________________________

            Michael Mathews

Chief Executive Officer

INVESTOR:

_________________________________

Signature

_________________________________

Printed Name of Investor

_________________________________

Title of Authorized Signatory if Investor

is a corporation or other entity

_________________________________

Signature of spouse or co-owner, if any

_________________________________

_________________________________

Address of Investor

ANNEX A

PLAN OF DISTRIBUTION

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the OTC Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling shares:

•

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•

block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

privately negotiated transactions;

•

settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•

broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•

through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•

a combination of any such methods of sale; or

•

any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this

Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.  There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

ANNEX B

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Aspen Group, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933 (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.

Name.

(a)

Full Legal Name of Selling Stockholder

(b)

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Email Address:
Fax:
Contact Person:
Telephone:____________________________________________________________________

3.  Broker-Dealer Status:

(a)

Are you a broker-dealer?

Yes   ☐     No   ☐

(b)

If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐     No   ☐

Note:

If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)

Are you an affiliate of a broker-dealer?

Yes   ☐     No   ☐

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐     No   ☐

Note:

If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)

Type and Amount of other securities of the Company (not including the Registrable Shares) beneficially owned by the Selling Stockholder:

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: __________________________

Beneficial Owner: __________________________

By:

______________________________________

Name:

Title:

PLEASE FAX OR EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Aspen Group, Inc.

224 West 30th Street, Suite 604

New York, New York 10001

Attention:  Michael Mathews

Facsimile:   _______________

Email: michael.mathews@aspen.edu